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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 7, 2005


                         EASYLINK SERVICES CORPORATION
                         -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        000-26371               13-3787073
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)

                             33 Knightsbridge Road
                              Piscataway, NJ 08854
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (732) 652-3500

                                      N/A
                                      ---
          Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02 Results of Operations and Financial Condition.

On December 8, 2005, EasyLink Services Corporation (the "Company") issued a press release reporting on the status of the completion of its financial results for the 2nd quarter ended June 30, 2005 and the 3rd quarter ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished under Items 2.02 and 9.01 of this report (including
Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 unless specifically incorporated by reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on November 7, 2005, the Company received notice that the Nasdaq Listing Qualifications Panel had granted the Company's request for an extension until December 19, 2005 to file its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2005 and September 30, 2005. On December 7, 2005, the Company received notice from The NASDAQ Stock Market, Inc. Listing Qualifications Staff that the Company has failed to comply with the filing requirement for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14) due to the Company's failure to file its quarterly report on Form 10-Q for the three months ended September 30, 2005 on a timely basis. The December 7, 2005 notice has no effect on the Panel's determination to grant the Company an extension until December 19, 2005 to complete these filings.

Item 9.01 (c) Exhibits.

The following exhibits are filed herewith:

         Exhibit No. 99.1 Press Release dated December 8, 2005.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 8, 2005

                                EASYLINK SERVICES CORPORATION


                                By: s/Thomas Murawski
                                    -------------------------------
                                    Thomas Murawski, Chairman, President and
                                    Chief Executive Officer



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                                INDEX TO EXHIBITS

Exhibit No.   Description

99.1          Press release dated December 8, 2005.












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